                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 19, 2006
                                                          --------------

                              Armor Holdings, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-18863                59-3392443
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

13386 International Parkway, Jacksonville, Florida                32218
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
    [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
    [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
    [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

         Armor Holdings, Inc. (the "Company") and Stewart & Stevenson Services,
Inc. today announced that the U.S. Department of Justice and the U.S. Federal
Trade Commission have granted early termination of the waiting period under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Company's pending acquisition of Stewart & Stevenson Services, Inc. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(d) Exhibits. The following Exhibit is furnished herewith as a part of this report:

Exhibit             Description
-------             ------------
99.1                Joint Press Release of Armor Holdings, Inc. and Stewart &
                    Stevenson Services, Inc. and dated April 19, 2006

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2006

                              ARMOR HOLDINGS, INC.

                              By:/s/ Glenn J. Heiar
                                 ------------------
                              Name:  Glenn J. Heiar
                              Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit             Description
-------             -----------

99.1                Joint Press Release of Armor Holdings, Inc. and Stewart &
                    Stevenson Services, Inc. and dated April 19, 2006